SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):

November 24, 2003

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NORFOLK SOUTHERN RAILWAY COMPANY
(Exact name of registrant as specified in its charter)

Virginia	1-743 1-3744 1-4793 1-546-2	52-6002016
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Numbers)	Identification No.)

Three Commercial Place
Norfolk, Virginia  23510-9241
(Address of principal executive offices)

(757) 629-2680
(Registrant's telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Item 5.        Other Events, and
Item 9.         Regulation FD Disclosure.

                    On Monday, November 24, 2003, the Registrant's parent, Norfolk Southern Corporation, issued a Press Release, attached hereto as an exhibit, stating that the Registrant, on December 29, will redeem all publicly held shares of its $2.60 Cumulative Preferred Stock, Series A.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

  SIGNATURES

                                                                        NORFOLK SOUTHERN RAILWAY COMPANY
                                                                        (Registrant)

                                                                             /s/ Reginald J. Chaney
                                                                       _________________________________
                                                                       Name:     Reginald J. Chaney
                                                                       Title:        Corporate Secretary

Date:  November 24, 2003

EXHIBIT INDEX

Exhibit
Number          Description

99                    Press Release dated November 24, 2003.